                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2004

                       SKYWAY COMMUNICATIONS HOLDING CORP.
               (Exact name of registrant as specified in charter)

          Florida                    000-32033                65-0881662
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

 6021 142nd Ave. North, Clearwater, FL                            33760
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 5.02 RESIGNATION OF DIRECTOR

The Registrant has been notified that effective November 30, 2004, Mr. Alan
Pellegrini has resigned from its Board of Directors. Mr. Pellegrini has stated
that he is resigning to focus 100% of his efforts on his CEO responsibilities with IMS. In Mr. Pellegrini's letter to the Board he listed the following reasons for his departure:

        1. "My lack of opportunity as an outside director to positively influence the direction of the Company
        2. My perceived lack of progress that the company is making against its business objectives and the perceived ineffectual leadership of the company.
        3. Failure of the company to meet the terms of the agreement it signed with me."

The Registrant, as previously reported in its July 31, 2004 10-QSB, is having liquidity difficulties and as a result it has been unable to meet its financial commitments under its agreement with Mr. Pellegrini . During the last six months the Registrant has been in negotiations with various investment groups to secure additional financing which it needs to complete milestones necessary to bring its products to the market. The Registrant values the contributions and service that Mr. Pellegrini has provided to the Registrant and appreciates the advice and counsel that its outside directors, including Mr. Pellegrini, regularly provide.

The Registrant is currently in discussions for the selection of a replacement for Mr. Pellegrini and the possible election of additional directors who will assist the Registrant in the implementation of its business plan.

The Registrant has provided a copy of this 8-K to Mr. Pellegrini prior to its filing and have asked that he provide the Registrant with a letter if he disagrees with the disclosures made herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         17       Letter from Mr. Pellegrini regarding his resignation
         99       Press Release

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Skyway Communications Holding Corp.

Date:  December 6, 2004            /s/ Jim Kent
                                   Jim Kent
                                   Chief Executive Officer